UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2012

TAGLIKEME CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Third Floor, 7-8 Conduit Street, Mayfair, London, UK	W1S 2XF
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 44 207 290 6919

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 15, 2012, TagLikeMe Corp., a Nevada corporation (the “Company”), filed an amended Current Report on Form 8-K/A (SEC Accession No. 0001477932-12-004454) indicating that (i) DeJoya Griffith (“DG”) was dismissed as the Company’s auditor as of November 5, 2012, and (ii) the Company had engaged Michael F. Cronnin as its new independent certifying accountant to audit the Company's financial statements. This statement was made in error. The Company actually engaged Patrick Rodgers, CPA, PA, with address at 309 East Citrus Street, Altamonte Springs, Florida 32701, as its auditor. This amendment to Current Report on Form 8-K/A is being filed to correct such misstatements, as well as to provide DG’s letter to the SEC stating whether it agrees with the statements made concerning it contained herein.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm

On November 5, 2012, TagLikeMe Corp. (the “Company”) formally informed De Joya Griffith and Company, LLC of their dismissal as the Company’s independent registered public accounting firm.

The reports of De Joya Griffith and Company, LLC on the Company’s financial statements as of and for the years ended December 31, 2011 and 2010, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the Company’s two most recent fiscal years preceding the termination of De Joya Griffith and Company, LLC, and through November 5, 2012, there were no disagreements with De Joya Griffith and Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of De Joya Griffith and Company, LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

The Company has requested that De Joya Griffith and Company, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by De Joya Griffith and Company, LLC is filed as Exhibit 16.1 to this Form 8-K.

New independent registered public accounting firm

Effective on April 19, 2013, Patrick Rodgers, CPA, PA (“PR”), with address at 309 East Citrus Street, Altamonte Springs, Florida 32701, was engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging PR, the Company had not consulted PR regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with PR regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of De Joya Griffith as the Company’s certifying independent accountant and the engagement of PR as its new certifying independent accountant were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from De Joya Griffith and Company, LLC, dated November 8, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K. *

* Incorporated by reference to Original Report 8-K filed with the SEC on November 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAGLIKEME CORP.

Dated: April 26, 2013	By:	/s/ Richard Elliot-Square
Richard Elliot-Square
President, Chief Executive Officer and Director